UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 21, 2005

EvergreenBancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-32915	91-2097262
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

301 Eastlake Avenue East, Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206 628 4250

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

(a) On July 21, 2005, EvergreenBancorp, Inc. (the "Company") adopted the PEMCO Directors' Deferred Compensation Plan (the "Directors’ Plan"), and its amendments, effective August 1, 2005. The Directors’ Plan is a non-qualified deferred compensation plan for eligible members of the boards of directors of the alliance of companies known as PEMCO Financial Services, including the Company. Eligible directors are those individuals who are not employees of any of the companies that sponsor the Directors’ Plan.

Under the Directors’ Plan, eligible individuals may elect to defer all or a portion of his or her directors’ fees paid by the Company. For the year 2005, eligible individuals may defer only those fees earned after August 1, 2005. Thereafter, eligible individuals may make an annual election to defer fees for the following year beginning January 1. Funds deferred under the Directors’ Plan are held in a Rabbi Trust administered by US Bank. A participant in the Directors’ Plan may elect distribution of his or her deferred fees by either a lump sum cash payment or installment payments for a period of up to ten years.

(b) On July 21, 2005, EvergreenBank, a subsidiary of the Company, adopted the PEMCO Executive Deferred Compensation Plan (the "Plan"), and its amendments, effective August 1, 2005. The Plan is a non-qualified deferred compensation plan for eligible employees of the alliance of companies known as PEMCO Financial Services, including EvergreenBank. Eligible employees are those individuals selected by the Plan’s Administrative Committee from among the group of management or highly compensated employees of the companies that sponsor the Plan.

Under the Plan, eligible individuals may elect to defer up to 20% of his or her compensation. For the year 2005, eligible individuals may defer only a percentage of his or her compensation earned after August 1, 2005. Thereafter, eligible individuals may make an annual election to defer compensation for the following year beginning January 1. Compensation deferred under the Plan is held in a Rabbi Trust administered by US Bank. A participant in the Plan may elect distribution of his or her deferred compensation by either a lump sum cash payment or installment payments for a period of up to ten years.

The foregoing is only intended to be a summary description of certain terms of the above referenced plans and is not intended to be a complete discussion of the documents. Accordingly, the foregoing is qualified entirely by the full text of the plans which are annexed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EvergreenBancorp, Inc.

July 27, 2005	By:	William G. Filer II

Name: William G. Filer II
Title: Sr. Vice President/CFO

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Exhibit Index

Exhibit No.	Description

10.1	PEMCO Directors' Deferred Compensation Plan
10.2	PEMCO Executive Deferred Compensation Plan